LIMITED WAIVER
                                       TO
                           CONVERTIBLE LOAN AGREEMENTS


     This Limited Waiver to Convertible Loan Agreements ("Limited Waiver") is

made, as of this 30th day of September, 2002, by and between Renaissance US

Growth & Income Trust PLC, a public limited company registered in England and

Wales ("Renaissance PLC"), and BFSUS Special Opportunities Trust PLC, a public limited company registered in England and Wales ("BFSUS") (Renaissance PLC and

BFSUS are collectively referred to as the "Renaissance Lenders"), who are the holders of not less than a majority of the outstanding principal amount of the

Renaissance Debentures (as defined below) and not less than a majority of the outstanding principal amount of the June Debentures (as defined below) (the

"Holders").

        WHEREAS, Cover-All Technologies Inc., a Delaware corporation (the "Company"), the Renaissance Lenders and Renaissance Capital Group, Inc., a Texas corporation, as agent for the Renaissance Lenders, are parties to those certain
     Convertible Loan Agreements, dated as of June 28, 2001 (as amended, the "Renaissance Agreement"), pursuant to which the Renaissance Lenders purchased 8% Convertible Debentures from the Company for an aggregate principal amount of $2,100,000 (the "Renaissance Debentures"); and

        WHEREAS, the Company and John Roblin, Arnold Schumsky and Stuart Sternberg (collectively, the "Additional Lenders") and, together with the Renaissance Lenders (the "Lenders"), and Stuart Sternberg, as agent for the Additional Lenders, are parties to that certain Convertible Loan Agreement, dated as of June 28, 2001 (the "Additional Lenders Agreement"), pursuant to which the Additional Lenders purchased 8% Convertible Debentures from the Company for an aggregate principal amount of $400,000 (the "Additional Lenders Debentures" and, together with the Renaissance Debentures, the "Debentures"); and

        WHEREAS, terms not otherwise defined herein shall have the meanings as set forth in the Renaissance Agreement; and

        WHEREAS, the Company is not in compliance with the financial covenant set forth in Section 7.01 for the fiscal quarter ending September 30, 2002, and the covenants set forth in
     Section 5.01 of the Renaissance Agreement, and the financial covenant set forth in Section 7.01 for the fiscal quarter ending September 30, 2002, and the covenants set forth in
     Section 5.01 of the Additional Lenders Agreement; and

        WHEREAS, the Company has requested that the Lenders, pursuant to Sections 12.02 and 11.03 of the Renaissance Agreement and Sections 12.02 and 11.04 of the Additional Lenders Agreement, waive, solely for the fiscal quarter ending September 30, 2002, the Company's failure to comply with the financial covenant set forth in Section 7.01 for the fiscal quarter ending September 30, 2002, and the covenants set forth in Section 5.01 of the Renaissance Agreement, and the financial covenant set forth in Section
     7.02 for the fiscal quarter ending September 30, 2002, and the covenants set forth in Section 5.01 of the of the Additional Lenders Agreement;

        NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the undersigned hereby agree as follows:

           1. The Holders do hereby waive, solely for the fiscal quarter ending September 30, 2002, the Company's non-compliance with the covenants contained in Sections
        7.01 and 5.01 of the Renaissance Agreement and Sections
        7.01 and 5.01 of the Additional Lenders Agreement, provided that the Company is in compliance with such covenants for the fiscal quarter ending December 31, 2002; and

           2. The Holders do hereby acknowledge and agree that the Company's non-compliance with the covenants contained in Sections 7.01 and 5.01 of the Renaissance Agreement and Sections 7.01 and 5.01 of the Additional Lenders Agreement is not, and shall not be, deemed a Default or an Event of Default under the Renaissance Agreement and the Additional Lenders Agreement, provided that the Company is in compliance with such covenants for the fiscal quarter ending December 31, 2002.


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

     IN WITNESS WHEREOF, this Limited Waiver is entered into as of the date set forth above.


                                   HOLDERS:


                                   RENAISSANCE US GROWTH & INCOME TRUST PLC


                                   By:  /s/ Russell Cleveland
                                      ------------------------------------------
                                      Russell Cleveland
                                      Director

                                   (holding 50% of the outstanding principal amount of the Renaissance Debentures and approximately 42% of the outstanding principal amount of the Debentures)


                                   BFSUS SPECIAL OPPORTUNITIES TRUST PLC


                                   By:  /s/ Russell Cleveland
                                      ------------------------------------------
                                      Russell Cleveland
                                      Director
                                   (holding 50% of the outstanding principal
                                   amount of the Renaissance Debentures and
                                   approximately 42% of the outstanding
                                   principal amount of the Debentures)




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